CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1A
CASE NUMBER: 01-48321-399

                                             As of
                                           July 31,       Aug 31       Sep 30       Oct 31       Nov 30       Dec 31       Jan 31
BALANCE SHEETS                               2001          2001         2001         2001         2001         2001         2001
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
Current Assets:
    Cash                                   $ 195,000     $ 195,000    $ 195,000    $ 323,823    $ 323,823  $ 1,768,628  $ 1,738,037
    Accounts receivable, net
        of allowances                     15,675,287    15,410,249   14,814,241    6,752,519    3,553,199    1,268,641      583,151
    Inventories                           20,364,783    12,884,535    2,906,598      775,600      710,232            -            -
    Accounts receivable from
        subsidiary                         1,128,194       819,274    1,922,013    1,922,013    1,922,013            -            -
    Deferred charges                       1,782,385     2,120,896            -            -            -            -            -
    Prepaid expenses                       1,111,176     1,072,297      586,394      725,872      567,621      694,301      694,301
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
            Total Current Assets          40,256,825    32,502,251   20,424,246   10,499,827    7,076,888    3,731,570    3,015,489
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Investment in subsidiary                  12,262,947    12,382,185   12,721,249   13,065,675   13,179,470            -            -

Non-Current Assets:
    Unamortized debt issue costs             951,697       919,974      919,974      919,974      919,974            -            -
    Reorg. value in excess of
      identifiable assets                 21,024,511    20,838,453   20,838,453   20,838,453   20,838,453            -            -
    Other                                     37,533        37,533       37,533       37,533       37,333            -            -
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
            Total Non-Current Assets      22,013,741    21,795,960   21,795,960   21,795,960   21,795,760            -            -
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Plant and Equipment (Schedule B)          35,040,334    35,544,452   34,385,529   34,385,529   33,785,529   33,473,714   33,473,714
    Less - accumulated depreciation       (1,103,508)   (1,261,152)  (1,209,344)  (1,209,344)  (1,209,344)  (1,209,344)  (1,209,344)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
            Net Plant and Equipment       33,936,826    34,283,300   33,176,185   33,176,185   32,576,185   32,264,370   32,264,370
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Total Assets                            $108,470,339  $100,963,696  $88,117,640  $78,537,647  $74,628,303  $35,995,940  $35,279,859
                                        ============  ============  ===========  ===========  ===========  ===========  ===========

                                           Feb 28         Mar 31         Apr 30         May 31         June 30        July 31
BALANCE SHEETS                              2002           2002           2002           2002           2002           2002
                                        -----------    -----------    -----------    -----------    -----------    -----------
Current Assets:
    Cash                                $ 2,444,131    $ 3,503,415    $ 3,361,758    $ 3,206,947    $ 3,061,058    $ 3,405,059
    Accounts receivable, net
        of allowances                       578,309        245,925        198,704        194,704        194,704        191,848
    Inventories                                   -              -              -              -              -              -
    Accounts receivable from
        subsidiary                                -              -              -              -              -              -
    Deferred charges                              -              -              -              -              -              -
    Prepaid expenses                              -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
            Total Current Assets          3,022,440      3,749,340      3,560,462      3,401,651      3,255,762      3,596,907
                                        -----------    -----------    -----------    -----------    -----------    -----------
Investment in subsidiary                          -              -              -              -              -              -

Non-Current Assets:
    Unamortized debt issue costs                  -              -              -              -              -              -
    Reorg. value in excess of
      identifiable assets                         -              -              -              -              -              -
    Other                                         -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
            Total Non-Current Assets              -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
Plant and Equipment (Schedule B)         33,454,714     30,207,267     30,207,267     30,207,267     30,207,267     30,207,267
    Less - accumulated depreciation      (1,209,344)    (1,143,008)    (1,143,008)    (1,143,008)    (1,143,008)    (1,143,008)
                                        -----------    -----------    -----------    -----------    -----------    -----------
            Net Plant and Equipment      32,245,370     29,064,259     29,064,259     29,064,259     29,064,259     29,064,259
                                        -----------    -----------    -----------    -----------    -----------    -----------
Total Assets                            $35,267,810    $32,813,599    $32,624,721    $32,465,910    $32,320,021    $32,661,166
                                        ===========    ===========    ===========    ===========    ===========    ===========

                                           Aug 31      Sept 30       Oct 31       Nov 30       Dec 31       Jan 31       Feb 28
BALANCE SHEETS                              2002         2002         2002         2002         2002         2003         2003
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Current Assets:
    Cash                                $ 3,417,904  $ 4,493,598  $ 4,233,312  $ 4,149,185  $ 4,982,488  $ 4,820,707  $ 4,647,700
    Accounts receivable, net
        of allowances                     1,427,087       82,533       56,533       54,033       54,033       54,033       54,033
    Inventories                                   -            -            -            -            -            -            -
    Accounts receivable from
        subsidiary                                -            -            -            -            -            -            -
    Deferred charges                              -            -            -            -            -            -            -
    Prepaid expenses                              -            -            -            -            -            -            -
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
            Total Current Assets          4,844,991    4,576,131    4,289,845    4,203,218    5,036,521    4,874,740    4,701,733
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Investment in subsidiary                          -            -            -            -            -            -            -

Non-Current Assets:
    Unamortized debt issue costs                  -            -            -            -            -            -            -
    Reorg. value in excess
      of identifiable assets                      -            -            -            -            -            -            -
    Other                                         -            -            -            -            -            -            -
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
            Total Non-Current Assets              -            -            -            -            -            -            -
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Plant and Equipment (Schedule B)         30,160,255   30,160,255   30,160,255   30,160,255   30,160,255   30,160,255   30,160,255
    Less - accumulated depreciation      (1,143,008)  (1,143,008)  (1,143,008)  (1,143,008)  (1,143,008)  (1,143,008)  (1,143,008)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
            Net Plant and Equipment      29,017,247   29,017,247   29,017,247   29,017,247   29,017,247   29,017,247   29,017,247
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Assets                            $33,862,238  $33,593,378  $33,307,092  $33,220,465  $34,053,768  $33,891,987  $33,718,980
                                        ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                           Mar 31       Apr 30       May 31     June 30     July 31   August 31  September 30
BALANCE SHEETS                              2003         2003         2003        2003        2003       2003        2003
                                        -----------  -----------  ----------  ----------  ---------- ----------- -----------
Current Assets:
    Cash                                $ 4,016,432  $ 3,901,357  $3,405,161  $2,853,265  $2,826,360  $2,812,849  $4,645,882
    Accounts receivable, net
        of allowances                        54,033       54,033      54,033      54,033      54,033      54,033      54,033
    Inventories                                   -            -           -           -           -           -           -
    Accounts receivable from
        subsidiary                                -            -           -           -           -           -           -
    Deferred charges                              -            -           -           -           -           -           -
    Prepaid expenses                              -            -           -           -           -           -           -
                                        -----------  -----------  ----------  ----------  ----------  ----------  ----------
            Total Current Assets         4,070,465    3,955,390   3,459,194    2,907,298   2,880,393   2,866,882   4,699,915
                                        -----------  -----------  ----------  ----------  ----------  ----------  ----------
Investment in subsidiary                          -            -           -           -           -           -           -

Non-Current Assets:
    Unamortized debt issue costs                  -            -           -           -           -           -           -
    Reorg. value in excess
      of identifiable assets                      -            -           -           -           -           -           -
    Other                                         -            -           -           -           -           -           -
                                        -----------  -----------  ----------  ----------  ----------  ----------  ----------
            Total Non-Current Assets              -            -           -           -           -           -           -
                                        -----------  -----------  ----------  ----------  ----------  ----------  ----------
Plant and Equipment (Schedule B)         30,160,255   30,160,255           -           -           -           -           -
    Less - accumulated depreciation      (1,143,008)  (1,143,008)          -           -           -           -           -
                                        -----------  -----------  ----------  ----------  ----------  ----------  ----------
            Net Plant and Equipment      29,017,247   29,017,247           -           -           -           -           -
                                        -----------  -----------  ----------  ----------  ----------  ----------  ----------
Total Assets                            $33,087,712  $32,972,637  $3,459,194  $2,907,298  $2,880,393  $2,866,882  $4,699,915
                                        ===========  ===========  ==========  ==========  ==========  ==========  ==========

                                         October 31      November 30     December 31    January 31     February 29    March 31
BALANCE SHEETS                              2003             2003            2003           2004           2004          2004
                                        -----------      -----------     -----------    -----------    -----------   -----------
Current Assets:
    Cash                                $ 4,609,171      $ 4,449,938     $ 4,438,240    $ 4,427,655    $ 4,382,857   $ 4,364,322
    Accounts receivable, net
        of allowances                        54,033           54,033          54,033         54,033         54,033        54,033
    Inventories                                   -                -               -              -              -             -
    Accounts receivable from
        subsidiary                                -                -               -              -              -             -
    Deferred charges                              -                -               -              -              -             -
    Prepaid expenses                              -                -               -              -              -             -
                                        -----------      -----------     -----------    -----------    -----------   -----------
            Total Current Assets         4,663,204        4,503,971       4,492,273       4,481,688      4,436,890     4,418,355
                                        -----------      -----------     -----------    -----------    -----------   -----------
Investment in subsidiary                          -                -               -              -              -             -

Non-Current Assets:
    Unamortized debt issue costs                  -                -               -              -              -             -
    Reorg. value in excess
      of identifiable assets                      -                -               -              -              -             -
    Other                                         -                -               -              -              -             -
                                        -----------      -----------     -----------    -----------    -----------   -----------
            Total Non-Current Assets              -                -               -              -              -             -
                                        -----------      -----------     -----------    -----------    -----------   -----------
Plant and Equipment (Schedule B)                  -                -               -              -              -             -
    Less - accumulated depreciation               -                -               -              -              -             -
                                        -----------      -----------     -----------    -----------    -----------   -----------
            Net Plant and Equipment               -                -               -              -              -             -
                                        -----------      -----------     -----------    -----------    -----------   -----------
Total Assets                            $ 4,663,204      $ 4,503,971     $ 4,492,273    $ 4,481,688    $ 4,436,890   $ 4,418,355
                                        ===========      ===========     ===========    ===========    ===========   ===========

                                         Apirl 30          May 31          June 30       July 31       August 31   September 30
BALANCE SHEETS                              2004            2004            2004          2004           2004          2004
                                        -----------      -----------     -----------   -----------    -----------   -----------
Current Assets:
    Cash                                $ 4,346,445      $ 4,331,009     $ 4,316,275   $ 4,293,437    $ 4,350,457   $ 4,333,479
    Accounts receivable, net
        of allowances                        54,033           54,033          54,033        54,033         54,033        54,033
    Inventories                                   -                -               -             -              -             -
    Accounts receivable from
        subsidiary                                -                -               -             -              -             -
    Deferred charges                              -                -               -             -              -             -
    Prepaid expenses                              -                -               -             -              -             -
                                        -----------      -----------     -----------   -----------    -----------   -----------
            Total Current Assets         4,440,478        4,385,132       4,370,308     4,347,470      4,404,490     4,387,512
                                        -----------      -----------     -----------   -----------    -----------   -----------
Investment in subsidiary                          -                -               -             -              -             -

Non-Current Assets:
    Unamortized debt issue costs                  -                -               -             -              -             -
    Reorg. value in excess
      of identifiable assets                      -                -               -             -              -             -
    Other                                         -                -               -             -              -             -
                                        -----------      -----------     -----------   -----------    -----------   -----------
            Total Non-Current Assets              -                -               -             -              -             -
                                        -----------      -----------     -----------   -----------    -----------   -----------
Plant and Equipment (Schedule B)                  -                -               -             -              -             -
    Less - accumulated depreciation               -                -               -             -              -             -
                                        -----------      -----------     -----------   -----------    -----------   -----------
            Net Plant and Equipment               -                -               -             -              -             -
                                        -----------      -----------     -----------   -----------    -----------   -----------
Total Assets                            $ 4,400,478      $ 4,385,132     $ 4,370,308   $ 4,347,470    $ 4,404,490   $ 4,387,512
                                        ===========      ===========     ===========   ===========    ===========   ===========

                                         October 31
BALANCE SHEETS                              2004
                                         -----------
Current Assets:
    Cash                                 $ 4,322,313
    Accounts receivable, net
        of allowances                         54,033
    Inventories                                    -
    Accounts receivable from
        subsidiary                                 -
    Deferred charges                               -
    Prepaid expenses                               -
                                         -----------
            Total Current Assets          4,376,346
                                         -----------
Investment in subsidiary                           -

Non-Current Assets:
    Unamortized debt issue costs                   -
    Reorg. value in excess
      of identifiable assets                       -
    Other                                          -
                                         -----------
            Total Non-Current Assets               -
                                         -----------
Plant and Equipment (Schedule B)                   -
    Less - accumulated depreciation                -
                                         -----------
            Net Plant and Equipment                -
                                         -----------
Total Assets                             $ 4,376,346
                                         ===========


I CERTIFY UNDER PENALTY OF PERJURY THAT TO THE BEST OF MY KNOWLEDGE
THE FOLLOWING OPERATING REPORTS CONSISTING OF 23 PAGES ARE TRUE AND CORRECT.

Date Submitted   11/24/04        Signed  /s/ Michael H. Lane
                -----------             ----------------------------------------

CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1B
CASE NUMBER: 01-48321-399

                                     As of
                                   July 31,        Aug 31        Sep 30        Oct 31        Nov 30        Dec 31        Jan 31
BALANCE SHEETS                       2001           2001          2001          2001          2001          2001          2002
                                 ------------   ------------  ------------- -----------   ------------  -----------   ------------
Current Liabilities:
  Accounts payable               $12,126,951    $12,126,951   $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951
  Accrued compensation             1,572,602      1,640,265      2,657,100     2,944,082     2,944,082     2,944,082     2,944,082
  Accrued taxes other than
     income taxes                    802,311        758,985        758,985       725,344       725,344       725,344       725,344
  Interest on debt                   548,423        575,509        515,214       459,548       429,601       207,350       207,350
  Other current liabilities        2,385,429      1,760,535      2,664,510     2,863,139     2,862,738     2,862,939     2,875,377
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Current Liabilities     17,435,716     16,862,245     18,722,760    19,119,064    19,088,716    18,866,666    18,879,104
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693      3,027,693     3,027,693     3,027,693     3,027,693     3,027,693
  Postretirement health care      50,960,618     50,960,618     50,960,618    50,959,926    50,959,927    50,959,926    50,959,926
  Deferred income taxes              563,226        563,226        563,226       563,226       563,226       563,226       563,226
  EAF dust reserve                   202,358        202,358        202,358       202,213       202,213       202,213       202,213
  Other                                 (837)          (649)          (649)         (649)           -             -             -
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Non-Current
      Liabilities                 54,753,058     54,753,246     54,753,246    54,752,409    54,753,059    54,753,058    54,753,058
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Long-Term Debt
  Notes and bonds payable          6,783,658      7,527,105      7,527,105     7,527,105     7,527,105     4,301,781     4,301,781
  Revolving credit                23,302,646     17,843,946     12,787,006     5,736,455     2,804,737             -             -
  Term loan - banks                5,741,668      5,741,668      5,741,668     5,741,668     5,741,668             -             -
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Long-Term Debt          35,827,972     31,112,719     26,055,779    19,005,228    16,073,510     4,301,781     4,301,781
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Stockholders' Equity (Deficit):
  Common stock                        35,100         35,100         35,100        35,100        35,100        35,100        35,100
  Capital in excess of
    par value                     12,465,000     12,465,000     12,465,000    12,465,000    12,465,000    12,465,000    12,465,000
  Accumulated deficit            (12,046,507)   (14,264,614)   (23,914,245)  (26,839,154)  (27,787,082)  (54,425,665)  (55,154,184)
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Stockholders'
       Equity (Deficit)              453,593     (1,764,514)   (11,414,145)  (14,339,054)  (15,286,982)  (41,925,565)  (42,654,084)
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Total Liabilities and
    Equity (Deficit)            $108,470,339   $100,963,696   $ 88,117,640  $ 78,537,647  $ 74,628,303  $ 35,995,940  $ 35,279,859
                                 ============   ============   ============  ============  ============  ============  ============

                                   Feb 28         Mar 31       Apr 30        May  31        June 30        July 31        Aug 31
BALANCE SHEETS                      2002           2002         2002          2002           2002           2002           2002
                                ------------   ------------ ------------  ------------   ------------   ------------   ------------
Current Liabilities:
  Accounts payable              $ 12,126,951   $ 12,126,951 $ 12,126,951  $ 12,126,951   $ 12,126,951   $ 12,126,951   $ 12,126,951
  Accrued compensation             2,944,082      2,944,082    2,944,082     2,944,082      2,944,082      2,944,082      2,944,082
  Accrued taxes other than
     income taxes                    725,344        725,344      725,344       725,344        725,344        725,344        725,344
  Interest on debt                   207,350        207,350      207,350       207,350        207,350        207,350        207,350
  Other current liabilities        2,873,375      2,878,776    2,881,193     2,881,193      2,881,193      2,891,636      2,997,259
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
    Total Current Liabilities     18,877,102     18,882,503   18,884,920    18,884,920     18,884,920     18,895,363     19,000,986
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693    3,027,693     3,027,693      3,027,693      3,027,693      3,027,693
  Postretirement health care      50,959,926     50,959,926   50,959,926    50,959,926     50,959,926     50,959,926     50,959,926
  Deferred income taxes              563,226        569,557      569,557       569,557        569,557        569,557        569,557
  EAF dust reserve                   202,213        202,213      202,213       202,213        202,213        202,213        202,213
  Other                                   -              -            -             -              -              -              -
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
    Total Non-Current
      Liabilities                 54,753,058     54,759,389   54,759,389    54,759,389     54,759,389     54,759,389     54,759,389
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
Long-Term Debt
  Notes and bonds payable          4,301,781      4,301,781    4,301,781     4,301,781      4,301,781      4,301,781      4,301,781
  Revolving credit                         -              -            -             -              -              -              -
  Term loan - banks                        -              -            -             -              -              -              -
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
    Total Long-Term Debt           4,301,781      4,301,781    4,301,781     4,301,781      4,301,781      4,301,781      4,301,781
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
Stockholders' Equity (Deficit):
  Common stock                        35,100         35,100       35,100        35,100         35,100         35,100         35,100
  Capital in excess of
    par value                     12,465,000     12,465,000   12,465,000    12,465,000     12,465,000     12,465,000     12,465,000
  Accumulated deficit            (55,164,231)   (57,630,174) (57,821,469)  (57,980,280)   (58,126,169)   (57,795,467)   (56,700,018)
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
    Total Stockholders'
       Equity (Deficit)          (42,664,131)   (45,130,074) (45,321,369)  (45,480,180)   (45,626,069)   (45,295,367)   (44,199,918)
                                 -----------    -----------  -----------   -----------    -----------    -----------    -----------
Total Liabilities and
    Equity (Deficit)            $ 35,267,810   $ 32,813,599 $ 32,624,721  $ 32,465,910   $ 32,320,021   $ 32,661,166   $ 33,862,238
                                 ============   ============ ============  ============   ============   ============   ============

                                    Sept 30        Oct 31         Nov 30        Dec 31        Jan 31        Feb 28        Mar 31
BALANCE SHEETS                       2002           2002           2002          2002          2003          2003          2003
                                 ------------   ------------   ------------  ------------  ------------  ------------  ------------
Current Liabilities:
  Accounts payable               $ 12,126,951   $ 12,126,951   $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951
  Accrued compensation              2,944,082      2,944,082      2,944,082     2,944,082     2,944,082     2,944,082     2,944,082
  Accrued taxes other than
     income taxes                     725,344        725,344        725,344       725,344       725,344       725,344       725,344
  Interest on debt                    207,350        207,350        207,350       207,350       207,350       207,350       207,350
  Other current liabilities         2,881,193      2,881,193      2,881,193     2,881,193     2,881,193     2,881,193     2,881,193
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
    Total Current Liabilities      18,884,920     18,884,920     18,884,920    18,884,920    18,884,920    18,884,920    18,884,920
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
Non-Current Liabilities:
  Pensions                          3,027,693      3,027,693      3,027,693     3,027,693     3,027,693     3,027,693     3,027,693
  Postretirement health care       50,959,926     50,959,926     50,959,926    50,959,926    50,959,926    50,959,926    50,959,926
  Deferred income taxes               569,557        569,557        569,557       569,557       569,557       569,557       569,557
  EAF dust reserve                    202,213        202,213        202,213       202,213       202,213       202,213       202,213
  Other                                    -              -              -             -             -             -             -
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
    Total Non-Current
      Liabilities                  54,759,389     54,759,389     54,759,389    54,759,389    54,759,389    54,759,389    54,759,389
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
Long-Term Debt
  Notes and bonds payable           4,301,781      4,301,781      4,301,781     4,301,781     4,301,781     4,301,781     4,301,781
  Revolving credit                          -              -              -             -             -             -             -
  Term loan - banks                         -              -              -             -             -             -             -
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
    Total Long-Term Debt            4,301,781      4,301,781      4,301,781     4,301,781     4,301,781     4,301,781     4,301,781
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
Stockholders' Equity (Deficit):
  Common stock                         35,100         35,100         35,100        35,100        35,100        35,100        35,100
  Capital in excess of
    par value                      12,465,000     12,465,000     12,465,000    12,465,000    12,465,000    12,465,000    12,465,000
  Accumulated deficit             (56,852,812)   (57,139,098)   (57,225,725)  (56,392,422)  (56,554,203)  (56,727,210)  (57,358,478)
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
    Total Stockholders'
       Equity (Deficit)           (44,352,712)   (44,638,998)   (44,725,625)  (43,892,322)  (44,054,103)  (44,227,110)  (44,858,378)
                                  -----------    -----------    -----------   -----------   -----------   -----------   -----------
Total Liabilities and
    Equity (Deficit)             $ 33,593,378   $ 33,307,092   $ 33,220,465  $ 34,053,768  $ 33,891,987  $ 33,718,980  $ 33,087,712
                                  ============   ============   ============  ===========  ============  ============  ============

                                   Apr 30         May 31        June 30        July 31     August 31     September 30  October 31
BALANCE SHEETS                      2003           2003           2003          2003          2003           2003          2003
                                ------------   ------------   ------------  ------------  ------------   ------------  ------------
Current Liabilities:
  Accounts payable              $ 12,126,951   $ 12,126,951   $ 12,126,951  $ 12,126,951  $ 12,126,951   $ 12,126,951  $ 12,126,951
  Accrued compensation             2,944,082      2,944,082      2,944,082     2,944,082     2,944,082      2,944,082     2,944,082
  Accrued taxes other than
     income taxes                    725,344              -              -             -             -              -             -
  Interest on debt                   207,350        207,350        207,350       207,350       207,350        207,350       207,350
  Other current liabilities        2,881,193      2,896,493      2,881,193     2,881,193     2,881,193      2,881,193     2,881,193
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Current Liabilities     18,884,920     18,174,876     18,159,576    18,159,576    18,159,576     18,159,576    18,159,576
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693      2,673,792*    2,673,792     2,673,792      2,673,792     2,673,792
  Postretirement health care      50,959,926     50,959,926     50,959,926    50,959,926    50,959,926     50,959,926    50,959,926
  Deferred income taxes              569,557        569,557        569,557       569,557       569,557        569,557       569,557
  EAF dust reserve                   202,213        102,213        102,213       102,213       102,213        102,213       102,213
  Other                                   -              -              -             -             -              -             -
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Non-Current
      Liabilities                 54,759,389     54,659,389     54,305,488    54,305,488    54,305,488     54,305,488    54,305,488
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Long-Term Debt
  Notes and bonds payable          4,301,781      4,301,781      4,301,781     4,301,781     4,301,781      4,301,781     4,301,781
  Revolving credit                         -              -              -             -             -              -             -
  Term loan - banks                        -              -              -             -             -              -             -
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Long-Term Debt           4,301,781      4,301,781      4,301,781     4,301,781     4,301,781      4,301,781     4,301,781
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Stockholders' Equity (Deficit):
  Common stock                        35,100         35,100         35,100        35,100        35,100         35,100        35,100
  Capital in excess of
    par value                     12,465,000     12,465,000     12,465,000    12,465,000    12,465,000     12,465,000    12,465,000
  Accumulated deficit            (57,473,553)   (86,176,952)   (86,359,647)  (86,386,552)  (86,400,063)   (82,567,030)  (82,603,741)
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Stockholders'
       Equity (Deficit)          (44,973,453)   (73,676,852)   (73,859,547)  (73,886,452)  (73,899,963)   (72,066,930)  (72,103,641)
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Total Liabilities and
    Equity (Deficit)            $ 32,972,637   $  3,459,194   $  2,907,298  $  2,880,393  $  2,866,882   $  4,699,915  $  4,663,204
                                 ============   ============   ============  ============  ============   ============  ============

                                 November 30    December 31    January 31    February 29    March 31       April 30      May 31
BALANCE SHEETS                      2003           2003           2004          2004          2004           2004          2004
                                ------------   ------------   ------------  ------------  ------------   ------------  ------------
Current Liabilities:
  Accounts payable              $ 12,126,951   $ 12,126,951   $ 12,126,951  $ 12,126,951  $ 12,126,951   $ 12,126,951  $ 12,126,951
  Accrued compensation             2,944,082      2,944,082      2,944,082     2,944,082     2,944,082      2,944,082     2,944,082
  Accrued taxes other than
     income taxes                          -              -              -             -             -              -             -
  Interest on debt                   207,350        207,350        207,350       207,350       207,350        207,350       207,350
  Other current liabilities        2,881,193      2,881,193      2,881,193     2,881,193     2,881,193      2,881,193     2,881,193
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Current Liabilities     18,159,576     18,159,576     18,159,576    18,159,576    18,159,576     18,159,576    18,159,576
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Non-Current Liabilities:
  Pensions                         2,673,792      2,673,792      2,673,792     2,673,792     2,673,792      2,673,792     2,673,792
  Postretirement health care      50,959,926     50,959,926     50,959,926    50,959,926    50,959,926     50,959,926    50,959,926
  Deferred income taxes              569,557        569,557        569,557       569,557       569,557        569,557       569,557
  EAF dust reserve                   102,213        102,213        102,213       102,213       102,213        102,213       102,213
  Other                                   -              -              -             -             -              -             -
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Non-Current
      Liabilities                 54,305,488     54,305,488     54,305,488    54,305,488    54,305,488     54,305,488    54,305,488
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Long-Term Debt
  Notes and bonds payable          4,301,781      4,301,781      4,301,781     4,301,781     4,301,781      4,301,781     4,301,781
  Revolving credit                         -              -              -             -             -              -             -
  Term loan - banks                        -              -              -             -             -              -             -
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Long-Term Debt           4,301,781      4,301,781      4,301,781     4,301,781     4,301,781      4,301,781     4,301,781
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Stockholders' Equity (Deficit):              :
  Common stock                        35,100         35,100         35,100        35,100        35,100         35,100        35,100
  Capital in excess of
    par value                     12,465,000     12,465,000     12,465,000    12,465,000    12,465,000     12,465,000    12,465,000
  Accumulated deficit            (84,762,974)   (84,774,672)   (84,785,257)  (84,830,055)  (84,848,590)   (84,866,467)  (84,881,813)
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
    Total Stockholders'
       Equity (Deficit)          (72,262,874)   (72,274,572)   (72,285,157)  (72,329,955)  (72,348,490)   (72,366,367)  (72,381,713)
                                 -----------    -----------    -----------   -----------   -----------    -----------   -----------
Total Liabilities and
    Equity (Deficit)            $  4,503,971   $  4,492,273   $  4,481,688  $  4,436,890  $  4,418,355   $  4,400,478  $  4,385,132
                                 ============   ============   ============  ============  ============   ============  ============

                                 June 30       July 31         August 31    September 30    October 31
BALANCE SHEETS                     2004          2004            2004           2004           2004
                               ------------  ------------    ------------   ------------   ------------
Current Liabilities:
  Accounts payable             $ 12,126,951  $ 12,126,951    $ 12,126,951   $ 12,126,951   $ 12,126,951
  Accrued compensation            2,944,082     2,944,082       2,944,082      2,944,082      2,944,082
  Accrued taxes other than
     income taxes                         -             -               -              -              -
  Interest on debt                  207,350       207,350         207,350        207,350        207,350
  Other current liabilities       2,881,193     2,881,193       2,881,193      2,881,193      2,881,193
                                -----------   -----------     -----------    -----------    -----------
    Total Current Liabilities    18,159,576    18,159,576      18,159,576     18,159,576     18,159,576
                                -----------   -----------     -----------    -----------    -----------
Non-Current Liabilities:
  Pensions                        2,673,792     2,673,792       2,673,792      2,673,792      2,673,792
  Postretirement health care     50,959,926    50,959,926      50,959,926     50,959,926     50,959,926
  Deferred income taxes             569,557       569,557         569,557        569,557        569,557
  EAF dust reserve                  102,213       102,213         102,213        102,213        102,213
  Other                                  -             -               -              -              -
                                -----------   -----------     -----------    -----------    -----------
    Total Non-Current
      Liabilities                54,305,488    54,305,488      54,305,488     54,305,488     54,305,488
                                -----------   -----------     -----------    -----------    -----------
Long-Term Debt
  Notes and bonds payable         4,301,781     4,301,781       4,301,781      4,301,781      4,301,781
  Revolving credit                        -             -               -              -              -
  Term loan - banks                       -             -               -              -              -
                                -----------   -----------     -----------    -----------    -----------
    Total Long-Term Debt          4,301,781     4,301,781       4,301,781      4,301,781      4,301,781
                                -----------   -----------     -----------    -----------    -----------
Stockholders' Equity (Deficit):
  Common stock                       35,100        35,100          35,100         35,100         35,100
  Capital in excess of
    par value                    12,465,000    12,465,000      12,465,000     12,465,000     12,465,000
  Accumulated deficit           (84,896,637)  (84,919,475)    (84,862,455)   (84,879,433)   (84,890,599)
                                -----------   -----------     -----------    -----------    -----------
    Total Stockholders'
       Equity (Deficit)         (72,396,537)  (72,419,375)    (72,362,355)   (72,379,333)   (72,390,499)
                                -----------   -----------     -----------    -----------    -----------
Total Liabilities and
    Equity (Deficit)           $  4,370,308  $  4,347,470    $  4,404,490   $  4,387,512   $  4,376,346
                                ============  ============    ============   ============   ============

CASE NAME: LACLEDE STEEL COMPANY                                      FORM OPR-2
CASE NUMBER: 01-48321-399

                                                   Month          Month           Month        Month          Month         Month
                                                  Aug 31         Sep 30          Oct 31       Nov 30         Dec 31        Jan 31
STATEMENTS OF OPERATIONS                           2001           2001            2001         2001           2001          2002
                                                -----------    -----------      ---------    ---------      ---------     ---------
Net sales                                       $ 7,191,670    $ 5,200,020      $ 118,593    $ 140,714      $ 146,488     $ 104,356
                                                -----------    -----------      ---------    ---------      ---------     ---------
Costs and expenses:
  Cost of products sold*                          8,434,575     14,829,530      2,493,662      104,817        858,256       342,532
  Selling and Administrative expenses               272,644        186,158        776,905      540,497        722,261       650,079
  Depreciation and Amortization                     343,702              -              -            -              -             -
  Interest expense, net                             478,094        173,027        117,361       87,414         51,954             -
  Provision for uncollectible accounts                    -              -              -      469,709      1,467,228             -
  Loss on sale of Vandalia Plant
  Recoveries from litigation and other claims             -              -              -            -     (2,731,899)            -
  Write-off of non-current assets                         -              -              -            -     21,795,960             -
                                                -----------    -----------      ---------    ---------      ---------     ---------
       Total costs and expenses                   9,529,015     15,188,715      3,387,928    1,202,437     22,163,760       992,611
                                                -----------    -----------      ---------    ---------      ---------     ---------

Loss before activities related to subsidiary     (2,337,345)    (9,988,695)    (3,269,335)  (1,061,723)   (22,017,272)     (888,255)

(Loss) gain on sale of subsidiary                         -              -              -            -     (4,834,322)      159,736
Equity in earnings of subsidiary                    119,238        339,064        344,426      113,795        213,011             -
                                                -----------    -----------      ---------    ---------      ---------     ---------

(Loss) gain before income taxes                  (2,218,107)    (9,649,631)    (2,924,909)    (947,928)   (26,638,583)     (728,519)

Provision (credit) for income taxes                       -              -              -            -              -             -
                                                -----------    -----------      ---------    ---------      ---------     ---------

Net loss                                       $ (2,218,107)  $ (9,649,631)  $ (2,924,909)  $ (947,928)  $(26,638,583) $(   728,519)
                                               ============   ============   ============   ==========   ============  ============

                                                   Month          Month         Month         Month         Month         Month
                                                  Feb 28         Mar 31        Apr 30        May 31        June 30       July 31
STATEMENTS OF OPERATIONS                           2002           2002          2002          2002          2002          2002
                                                -----------    -----------   -----------   -----------   -----------   -----------
Net sales                                       $     5,708    $   96,656    $    5,669    $    3,802    $    3,255    $    4,118
                                                -----------    -----------   -----------   -----------   -----------   -----------
Costs and expenses:
  Cost of products sold*                             55,768         71,384        44,988        79,169        59,977       184,246
  Selling and Administrative expenses               242,439        311,047       129,290       136,113        89,167       126,177
  Depreciation and Amortization                           -              -             -             -             -             -
  Interest expense, net                                   -              -             -             -             -             -
  Provision for uncollectible accounts                    -        206,328        22,686             -             -        14,703
  Loss on sale of Vandalia Plant                                 2,335,166             -             -             -             -
  Recoveries from litigation and other claims      (245,902)      (85,042)             -       (27,669)            -      (658,368)
  Write-off of non-current assets                         -              -             -             -             -             -
                                                -----------    -----------   -----------   -----------   -----------   -----------
       Total costs and expenses                      52,305      2,838,883       196,964       187,613       149,144      (333,242)
                                                -----------    -----------   -----------   -----------   -----------   -----------

Loss before activities related to subsidiary        (46,597)    (2,742,227)     (191,295)     (183,811)     (145,889)      337,360

(Loss) gain on sale of subsidiary                    36,500        276,284             -        25,000             -        (6,658)
Equity in earnings of subsidiary                          -              -             -             -             -             -
                                                -----------    -----------   -----------   -----------   -----------   -----------

(Loss) gain before income taxes                     (10,047)    (2,465,943)     (191,295)     (158,811)     (145,889)      330,702

Provision (credit) for income taxes                       -              -             -             -             -             -
                                                -----------    -----------   -----------   -----------   -----------   -----------

Net loss                                       $    (10,047)  $ (2,465,943) $   (191,295) $   (158,811) $   (145,889) $    330,702
                                               ============   ============  ============  ============  ============  ============

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.

                                                   Month       Month     Month       Month       Month       Month      Month
                                                  Aug 31      Sept 30    Oct 31     Nov 30      Dec 31      Jan 31     Feb 28
STATEMENTS OF OPERATIONS                           2002         2002      2002       2002        2002        2003       2003
                                                ----------   ---------  ---------  ---------  -----------  ---------  ---------
Net sales                                       $1,345,115   $   5,211  $   1,025  $   3,754  $     3,180  $     693  $   4,502
                                                ----------   ---------  ---------  ---------  -----------  ---------  ---------
Costs and expenses:
  Cost of products sold*                            35,687      43,141    120,108     33,607      171,343     72,196     48,905
  Selling and Administrative expenses              217,691      84,667    137,934     56,504      134,079    105,027    129,709
  Depreciation and Amortization                          -           -          -          -            -          -          -
  Interest expense, net                                  -           -          -          -            -          -          -
  Provision for uncollectible accounts              74,315           -          -          -            -          -          -
  Loss on sale of Vandalia Plant                         -           -          -          -            -          -          -
  Recoveries from litigation and other claims      (58,532)          -          -          -   (1,137,665)   (29,930)    (1,205)
  Write-off of non-current assets                        -           -          -          -            -          -          -
                                                ----------   ---------  ---------  ---------  -----------  ---------  ---------
       Total costs and expenses                    269,161     127,808    258,042     90,111     (832,243)   147,293    177,409
                                                ----------   ---------  ---------  ---------  -----------  ---------  ---------

Loss before activities related to subsidiary     1,075,954    (122,597)  (257,017)   (86,357)     835,423   (146,600)  (172,907)

(Loss) gain on sale of subsidiary                   19,495     (30,197)   (29,269)      (270)      (2,120)   (15,181)      (100)
Equity in earnings of subsidiary                         -           -          -          -            -          -          -
                                                ----------   ---------  ---------  ---------  -----------  ---------  ---------

(Loss) gain before income taxes                  1,095,449    (152,794)  (286,286)   (86,627)     833,303   (161,781)  (173,007)

Provision (credit) for income taxes                      -           -          -          -            -          -          -
                                                ----------   ---------  ---------  ---------  -----------  ---------  ---------

Net loss                                        $1,095,449   $(152,794) $(286,286) $ (86,627) $   833,303  $(161,781) $(173,007)
                                                ==========  ==========  =========  =========  ===========  =========  =========

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.

                                                   Month        Month         Month          Month         Month        Month
                                                 March 31     April 30        May 31        June 30       July 31     August 31
STATEMENTS OF OPERATIONS                           2003         2003           2003          2003          2003         2003
                                                ----------   ----------     ----------    ----------    ----------   ----------
Net sales                                       $    2,736   $    8,082     $    2,075    $    1,805    $    9,154   $   11,247
                                                ----------   ----------     ----------    ----------    ----------   ----------
Costs and expenses:
  Cost of products sold*                            64,015       48,107        11,637             -             -            -
  Selling and Administrative expenses              569,939       75,050         26,397       114,299        36,059       24,758
  Depreciation and Amortization                          -            -              -             -             -            -
  Interest expense, net                                  -            -              -             -             -            -
  Provision for uncollectible accounts                   -            -              -             -             -            -
  Loss on sale of Vandalia Plant                         -            -              -             -             -            -
  Loss on sale of Alton Plant                                               28,666,903             -             -            -
  Recoveries from litigation and other claims            -            -              -             -             -            -
  Write-off of non-current assets                        -            -              -             -             -            -
                                                ----------   ----------     ----------    ----------    ----------   ----------
       Total costs and expenses                    633,954      123,157     28,704,937       114,299        36,059       24,758
                                                ----------   ----------     ----------    ----------    ----------   ----------

Loss before activities related to subsidiary      (631,218)    (115,075)   (28,702,862)     (112,494)      (26,905)     (13,511)

(Loss) gain on sale of subsidiary                      (50)           -           (537)      (70,201)            -            -
Equity in earnings of subsidiary                         -            -              -             -             -            -
                                                ----------   ----------     ----------    ----------    ----------   ----------

(Loss) gain before income taxes                   (631,268)    (115,075)   (28,703,399)     (182,695)      (26,905)     (13,511)

Provision (credit) for income taxes                      -            -              -             -             -            -
                                                ----------   ----------     ----------    ----------    ----------   ----------

Net loss                                        $ (631,268)  $ (115,075)  $(28,703,399)   $ (182,695)   $  (26,905)  $  (13,511)
                                                ==========   ==========    ============  ============  ============ ============

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.

                                                   Month              Month             Month            Month           Month
                                               September 30        October 31       November 30      December 31      January 31
STATEMENTS OF OPERATIONS                           2003               2003              2003             2003            2004
                                                ----------         ----------        ----------       ----------      ----------
Net sales                                       $      983         $    2,274        $    1,478       $    1,480      $      608
                                                ----------         ----------        ----------       ----------      ----------
Costs and expenses:
  Cost of products sold*                                 -                  -                 -                -               -
  Selling and Administrative expenses               21,653             18,505            16,744           13,178          11,193
  Depreciation and Amortization                          -                  -                 -                -               -
  Interest expense, net                                  -                  -                 -                -               -
  Provision for uncollectible accounts                   -                  -                 -                -               -
  Loss on sale of Vandalia Plant                         -                  -                 -                -               -
  Loss on sale of Alton Plant
  Recoveries from litigation and other claims   (1,853,703) (1)             -           143,967 (3)            -               -
  Write-off of non-current assets                        -                  -                 -                -               -
                                                ----------         ----------        ----------       ----------      ----------
       Total costs and expenses                 (1,832,050)            18,505           160,711           13,178          11,193
                                                ----------         ----------        ----------       ----------      ----------

Loss before activities related to subsidiary     1,833,033            (16,231)         (159,233)         (11,698)        (10,585)

(Loss) gain on sale of subsidiary                        -            (20,480) (2)            -                -               -
Equity in earnings of subsidiary                         -                  -                 -                -               -
                                                ----------         ----------        ----------       ----------      ----------

(Loss) gain before income taxes                  1,833,033            (36,711)         (159,233)         (11,698)        (10,585)

Provision (credit) for income taxes                      -                  -                 -                -               -
                                                ----------         ----------        ----------       ----------      ----------

Net loss                                        $1,833,033         $  (36,711)       $ (159,233)      $  (11,698)     $  (10,585)
                                                ==========         ==========        ==========       ==========      ==========

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.
(1) Payment related to General American Mutual Holding Co. liquidation
(2) Chain Company Trustee fees
(3) Settlement of claim of U.S. Bureau of Customs related to overpayment of Laclede Steel Company's share of distribution under Continued Dumping and Subsidy Offset Act

                                                   Month          Month         Month        Month           Month         Month
                                               February 29      March 31      April 30      May 31          June 30       July 31
STATEMENTS OF OPERATIONS                           2004           2004          2004         2004            2004          2004
                                                ----------     ----------    ----------   ----------      ----------    ----------
Net sales                                       $      147     $    1,363    $      440   $   16,732      $    1,371    $    1,000
                                                ----------     ----------    ----------   ----------      ----------    ----------
Costs and expenses:
  Cost of products sold*                                 -              -             -            -               -             -
  Selling and Administrative expenses               46,270         19,898        18,317       32,078          16,195        23,838
  Depreciation and Amortization                          -              -             -            -               -             -
  Interest expense, net                                  -              -             -            -               -             -
  Provision for uncollectible accounts                   -              -             -            -               -             -
  Loss on sale of Vandalia Plant                         -              -             -            -               -             -
  Loss on sale of Alton Plant
  Recoveries from litigation and other claims            -              -             -            -               -             -
  Write-off of non-current assets                        -              -             -            -               -             -
                                                ----------     ----------    ----------   ----------      ----------    ----------
       Total costs and expenses                     46,270         19,898        18,317       32,078          16,195        23,838
                                                ----------     ----------    ----------   ----------      ----------    ----------

Loss before activities related to subsidiary       (44,798)       (18,535)      (17,877)     (15,346)        (14,824)      (22,838)

(Loss) gain on sale of subsidiary                        -              -             -            -               -             -
Equity in earnings of subsidiary                         -              -             -            -               -             -
                                                ----------     ----------    ----------   ----------      ----------    ----------

(Loss) gain before income taxes                    (44,798)       (18,535)      (17,877)     (15,346)        (14,824)      (22,838)

Provision (credit) for income taxes                      -              -             -            -               -             -
                                                ----------     ----------    ----------   ----------      ----------    ----------

Net loss                                        $  (44,798)    $  (18,535)   $  (17,877)  $  (15,346)     $  (14,824)   $  (22,838)
                                                ==========     ==========    ==========   ==========      ==========    ==========

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.
(1) Payment related to General American Mutual Holding Co. liquidation
(2) Chain Company Trustee fees
(3) Settlement of claim of U.S. Bureau of Customs related to overpayment of Laclede Steel Company's share of distribution under Continued Dumping and Subsidy Offset Act

                                                   Month              Month           Month
                                                 August 31        September 30     October 31
STATEMENTS OF OPERATIONS                           2004               2004            2004
                                                ----------         ----------      ----------
Net sales                                       $   76,643 (4)     $    2,523      $    3,241
                                                ----------         ----------      ----------
Costs and expenses:
  Cost of products sold*                                 -                  -               -
  Selling and Administrative expenses               19,623             19,501          14,407
  Depreciation and Amortization                          -                  -               -
  Interest expense, net                                  -                  -               -
  Provision for uncollectible accounts                   -                  -               -
  Loss on sale of Vandalia Plant                         -                  -               -
  Loss on sale of Alton Plant
  Recoveries from litigation and other claims            -                  -               -
  Write-off of non-current assets                        -                  -               -
                                                ----------         ----------      ----------
       Total costs and expenses                     19,623             19,501          14,407
                                                ----------         ----------      ----------

Loss before activities related to subsidiary        57,020            (16,978)        (11,166)

(Loss) gain on sale of subsidiary                        -                  -               -
Equity in earnings of subsidiary                         -                  -               -
                                                ----------         ----------      ----------

(Loss) gain before income taxes                     57,020            (16,978)        (11,166)

Provision (credit) for income taxes                      -                  -               -
                                                ----------         ----------      ----------

Net loss                                        $   57,020         $  (16,978)     $  (11,166)
                                                ==========         ==========      ==========

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.
(1) Payment related to General American Mutual Holding Co. liquidation
(2) Chain Company Trustee fees
(3) Settlement of claim of U.S. Bureau of Customs related to overpayment of Laclede Steel Company's share of distribution under Continued Dumping and Subsidy Offset Act
(4) Proceeds from Concast Canada judgment

CASE NAME:   LACLEDE STEEL COMPANY                                    FORM OPR-3
CASE NUMBER: 01-48321-399

                                                Month         Month         Month          Month           Month          Month
                                               August       September      October        November        December       January
STATEMENTS OF CASH FLOW                         2001          2001          2001           2001            2001           2002
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash flows from operating activities:
    Net income (loss)                       $ (2,218,107) $ (9,649,631) $ (2,924,909)    $ (947,928)  $ (26,638,583) $   (728,519)
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                343,702             -             -              -               -              -
    Loss on sale of subsidiary                         -             -             -              -       4,834,322      (159,736)
    Write-off of non-current assets                    -             -             -              -      21,795,960              -
    Provision for uncollectible accounts               -             -             -        469,709       1,467,228              -
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                          265,038       596,008     8,061,722      2,729,611         817,330        685,490
    Inventories                                7,480,248     9,977,937     2,130,998         65,368         710,232              -
    Accrued expenses                              24,337             -             -              -               -              -
    Accrued pension cost                               -             -             -              -               -              -
    Other assets and liabilities                (675,847)    3,482,626       (88,437)        14,958        (250,127)        12,438
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash provided by (used in) operating
    activities before reorganization items     5,219,371     4,406,940     7,179,374      2,331,718       2,736,362       (190,327)
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash flows used in investing activities:
    Capital expenditures                        (504,118)*           -             -              -               -              -
    Net proceeds from sale of assets                  -        650,000             -        600,000      10,480,172        159,736
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash provided by (used in) investing
    activities                                  (504,118)      650,000             -        600,000      10,480,172        159,736
                                            ------------  ------------  ------------     ----------   -------------  -------------

Cash flows from financing activities:
    Payment of debtor in possession
        financing                             (4,723,586)   (5,056,940)   (7,050,551)    (2,931,718)     (2,804,737)             -
    Term loan payment                                  -             -             -              -      (5,741,668)             -
    Payment of SWIDA bonds                             -             -             -              -      (3,225,324)             -
    Other                                          8,333             -             -              -               -              -
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash (used in) financing activities       (4,715,253)   (5,056,940)   (7,050,551)    (2,931,718)    (11,771,729)             -
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                         -             -       128,823              -       1,444,805        (30,591)
    At beginning of year                         195,000       195,000       195,000        323,823         323,823      1,768,628
                                            ------------  ------------  ------------     ----------   -------------  -------------
    At end of period                           $ 195,000     $ 195,000     $ 323,823      $ 323,823     $ 1,768,628    $ 1,738,037
                                            ============  ============  ============     ==========   =============  =============

                                                Month         Month         Month          Month           Month          Month
                                               February       March         April           May            June           July
STATEMENTS OF CASH FLOW                         2002          2002          2002           2002            2002           2002
                                            ------------  ------------  ------------   ------------    ------------   ------------

Cash flows from operating activities:
    Net income (loss)                       $    (10,047) $ (2,465,943) $   (191,295)  $   (158,811)   $   (145,889)  $    330,702
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                      -             -             -              -               -              -
    Loss on sale of subsidiary                   (36,550)     (276,284)            -        (25,000)              -          6,658
    Write-off of non-current assets                    -             -             -              -               -              -
    Provision for uncollectible accounts               -       206,328        22,686              -               -              -
    Loss on Sale of Vandalia Plant                           2,335,166             -              -               -              -
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                            4,842       126,056        24,535          4,000               -          2,856
    Inventories                                        -             -             -              -               -              -
    Accrued expenses                                   -             -             -              -               -              -
    Accrued pension cost                               -             -             -              -               -              -
    Other assets and liabilities                 692,299        11,732         2,417              -               -         10,443
                                            ------------  ------------  ------------   ------------    ------------   ------------
Net cash provided by (used in) operating
    activities before reorganization items       650,544       (62,945)     (141,657)      (179,811)       (145,889)       350,659
                                            ------------  ------------  ------------   ------------    ------------   ------------
Cash flows used in investing activities:
    Capital expenditures                              -             -             -              -               -              -
    Net proceeds from sale of assets              55,550     1,122,229            -          25,000              -          (6,658)
                                            ------------  ------------  ------------   ------------    ------------   ------------
Net cash provided by (used in) investing
    activities                                    55,550     1,122,229            -          25,000              -          (6,658)
                                            ------------  ------------  ------------   ------------    ------------   ------------
Cash flows from financing activities:
    Payment of debtor in possession
        financing                                      -             -             -              -               -              -
    Term loan payment                                  -             -             -              -               -              -
    Payment of SWIDA bonds                             -             -             -              -               -              -
    Other                                              -             -             -              -               -              -
                                            ------------  ------------  ------------   ------------    ------------   ------------
Net cash (used in) financing activities                -             -             -              -               -              -
                                            ------------  ------------  ------------   ------------    ------------   ------------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                   706,094     1,059,284      (141,657)      (154,811)       (145,889)       344,001
    At beginning of year                       1,738,037     2,444,131     3,503,415      3,361,758       3,206,947      3,061,058
                                            ------------  ------------  ------------   ------------    ------------   ------------
    At end of period                        $  2,444,131  $  3,503,415  $  3,361,758   $  3,206,947    $  3,061,058   $  3,405,059
                                            ============  ============  ============   ============    ============   ============


 * Recording of charges incurred prior to July 27, 2001.

                                               Month          Month         Month          Month         Month         Month
                                               March          April          May            June          July         August
STATEMENTS OF CASH FLOW                         2003           2003          2003           2003          2003          2003
                                            -----------    -----------   -----------    -----------   -----------   -----------
Cash flows from operating activities:
    Net income (loss)                       $  (631,268)   $  (115,075) $(28,703,399)  $   (182,695) $   (26,905)  $   (13,511)
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                     -              -             -              -             -             -
    Loss (Gain) on sale of subsidiary                50              -           537         70,201             -             -
    Write-off of non-current assets                   -              -             -              -             -             -
    Provision for uncollectible accounts              -              -             -              -             -             -
    Loss on Sale of Vandalia Plant                    -              -             -              -             -             -
    Loss on Sale of Alton Plant                                           28,666,903              -             -             -
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                               -              -             -              -             -             -
    Inventories                                       -              -             -              -             -             -
    Accrued expenses                                  -              -      (475,000)             -             -             -
    Accrued pension cost                              -              -             -       (353,901)            -             -
    Other assets and liabilities                      -              -        15,300        (15,300)            -             -
                                            -----------    -----------   -----------    -----------   -----------   -----------
Net cash provided by (used in) operating
    activities before reorganization items     (631,218)      (115,075)     (495,659)      (481,695)      (26,905)      (13,511)
                                            -----------    -----------   -----------    -----------   -----------   -----------
Cash flows used in investing activities:
    Capital expenditures                              -              -             -              -             -             -
    Net proceeds from sale of assets                (50)             -          (537)       (70,201)            -             -
                                            -----------    -----------   -----------    -----------   -----------   -----------
Net cash provided by (used in) investing
    activities                                      (50)             -          (537)       (70,201)            -             -
                                            -----------    -----------   -----------    -----------   -----------   -----------
Cash flows from financing activities:
    Payment of debtor in possession
        financing                                     -              -             -              -             -             -
    Term loan payment                                 -              -             -              -             -             -
    Payment of SWIDA bonds                            -              -             -              -             -             -
    Other                                             -              -             -              -             -             -
                                            -----------    -----------   -----------    -----------   -----------   -----------
Net cash (used in) financing activities               -              -             -              -             -             -
                                            -----------    -----------   -----------    -----------   -----------   -----------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                 (631,268)      (115,075)     (496,196)      (551,896)      (26,905)      (13,511)
    At beginning of period                    4,647,700      4,016,432     3,901,357      3,405,161     2,853,265     2,826,360
                                            -----------    -----------   -----------    -----------   -----------   -----------
    At end of period                        $ 4,016,432    $ 3,901,357   $ 3,405,161    $ 2,853,265   $ 2,826,360   $ 2,812,849
                                            ===========    ===========   ===========    ===========   ===========   ===========

                                               Month         Month         Month         Month          Month           Month
                                             September      October       November      December       January         February
STATEMENTS OF CASH FLOW                         2003          2003          2003          2003           2004            2004
                                            -----------   -----------   -----------   -----------    -----------     -----------
Cash flows from operating activities:
    Net income (loss)                       $ 1,833,033   $   (36,711)  $  (159,233)  $   (11,698)   $   (10,585)    $   (44,798)
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                     -             -             -             -              -               -
    Loss (Gain) on sale of subsidiary                 -        20,480        20,480             -              -               -
    Write-off of non-current assets                   -             -             -             -              -               -
    Provision for uncollectible accounts              -             -             -             -              -               -
    Loss on Sale of Vandalia Plant                    -             -             -             -              -               -
    Loss on Sale of Alton Plant
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                               -             -             -             -              -               -
    Inventories                                       -             -             -             -              -               -
    Accrued expenses                                  -             -             -             -              -               -
    Accrued pension cost                              -             -             -             -              -               -
    Other assets and liabilities                      -             -             -             -              -               -
                                            -----------   -----------   -----------   -----------    -----------     -----------
Net cash provided by (used in) operating
    activities before reorganization items    1,833,033       (16,231)     (138,753)      (11,698)       (10,585)        (44,798)
                                            -----------   -----------   -----------   -----------    -----------     -----------
Cash flows used in investing activities:
    Capital expenditures                              -             -             -             -              -               -
    Net proceeds from sale of assets                  -       (20,480)      (20,480)            -              -               -
                                            -----------   -----------   -----------   -----------    -----------     -----------
Net cash provided by (used in) investing
    activities                                        -       (20,480)      (20,480)            -              -               -
                                            -----------   -----------   -----------   -----------    -----------     -----------
Cash flows from financing activities:
    Payment of debtor in possession
        financing                                     -             -             -             -              -               -
    Term loan payment                                 -             -             -             -              -               -
    Payment of SWIDA bonds                            -             -             -             -              -               -
    Other                                             -             -             -             -              -               -
                                            -----------   -----------   -----------   -----------    -----------     -----------
Net cash (used in) financing activities               -             -             -             -              -               -
                                            -----------   -----------   -----------   -----------    -----------     -----------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                1,833,033       (36,711)     (159,233)      (11,698)       (10,585)        (44,798)
    At beginning of period                    2,812,849     4,645,882     4,609,171     4,449,938      4,438,240       4,427,655
                                            -----------   -----------   -----------   -----------    -----------     -----------
    At end of period                        $ 4,645,882   $ 4,609,171   $ 4,449,938   $ 4,438,240    $ 4,427,655     $ 4,382,857
                                            ===========   ===========   ===========   ===========    ===========     ===========

                                                 Month           Month          Month         Month           Month        Month
                                                 March           April           May           June            July        August
STATEMENTS OF CASH FLOW                           2004            2004           2004          2004            2004         2004
                                              -----------     -----------    -----------   -----------     -----------   ---------
Cash flows from operating activities:
    Net income (loss)                       $   (18,535)    $   (17,877)   $   (15,346)  $   (14,824)    $   (22,838)  $   57,020
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                     -               -              -             -               -             -
    Loss (Gain) on sale of subsidiary                 -               -              -             -               -             -
    Write-off of non-current assets                   -               -              -             -               -             -
    Provision for uncollectible accounts              -               -              -             -               -             -
    Loss on Sale of Vandalia Plant                    -               -              -             -               -             -
    Loss on Sale of Alton Plant
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                               -               -              -             -               -             -
    Inventories                                       -               -              -             -               -             -
    Accrued expenses                                  -               -              -             -               -             -
    Accrued pension cost                              -               -              -             -               -             -
    Other assets and liabilities                      -               -              -             -               -             -
                                            -----------     -----------    -----------   -----------     -----------   -----------
Net cash provided by (used in) operating
    activities before reorganization items      (18,535)        (17,877)       (15,346)      (14,824)        (22,838)       57,020
                                            -----------     -----------    -----------   -----------     -----------   -----------
Cash flows used in investing activities:
    Capital expenditures                              -               -              -             -               -             -
    Net proceeds from sale of assets                  -               -              -             -               -             -
                                            -----------     -----------    -----------   -----------     -----------   -----------
Net cash provided by (used in) investing
    activities                                        -               -              -             -               -             -
                                            -----------     -----------    -----------   -----------     -----------   -----------
Cash flows from financing activities:
    Payment of debtor in possession
        financing                                     -               -              -             -               -             -
    Term loan payment                                 -               -              -             -               -             -
    Payment of SWIDA bonds                            -               -              -             -               -             -
    Other                                             -               -              -             -               -             -
                                            -----------     -----------    -----------   -----------     -----------   -----------
Net cash (used in) financing activities               -               -              -             -               -             -
                                            -----------     -----------    -----------   -----------     -----------   -----------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                  (18,535)        (17,877)       (15,346)      (14,824)        (22,838)       57,020
    At beginning of period                    4,382,857       4,364,322      4,364,445     4,331,099       4,316,275     4,293,437
                                            -----------     -----------    -----------   -----------     -----------   -----------
    At end of period                        $ 4,364,322     $ 4,346,445    $ 4,331,099   $ 4,316,275     $ 4,293,437   $ 4,350,457
                                            ===========     ===========    ===========   ===========     ===========   ===========

                                                Month            Month
                                             September          October
STATEMENTS OF CASH FLOW                          2004             2004
                                             ---------         ---------
Cash flows from operating activities:
    Net income (loss)                       $   (16,978)      $   (11,166)
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                     -                 -
    Loss (Gain) on sale of subsidiary                 -                 -
    Write-off of non-current assets                   -                 -
    Provision for uncollectible accounts              -                 -
    Loss on Sale of Vandalia Plant                    -                 -
    Loss on Sale of Alton Plant
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                               -                 -
    Inventories                                       -                 -
    Accrued expenses                                  -                 -
    Accrued pension cost                              -                 -
    Other assets and liabilities                      -                 -
                                            -----------       -----------
Net cash provided by (used in) operating
    activities before reorganization items      (16,978)          (11,166)
                                            -----------       -----------
Cash flows used in investing activities:
    Capital expenditures                              -                 -
    Net proceeds from sale of assets                  -                 -
                                            -----------       -----------
Net cash provided by (used in) investing
    activities                                        -                 -
                                            -----------       -----------
Cash flows from financing activities:
    Payment of debtor in possession
        financing                                     -                 -
    Term loan payment                                 -                 -
    Payment of SWIDA bonds                            -                 -
    Other                                             -                 -
                                            -----------       -----------
Net cash (used in) financing activities               -                 -
                                            -----------       -----------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                  (16,978)          (11,166)
    At beginning of period                    4,350,457         4,333,479
                                            -----------       -----------
    At end of period                        $ 4,333,479       $ 4,322,313
                                            ===========       ===========

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE A
CASE NUMBER -    01-48321-399

SCHEDULE OF ACCOUNTS RECEIVABLE AGING

                          Total
                         Accounts              0-30             31-60            61-90           91-120            Over 120
                        Receivable             Days              Days             Days            Days               Days
                    -----------------------------------------------------------------------------------------------------------

Date of Filing:
   7-27-01              $16,788,650.93     $9,478,834.75     $5,513,875.11      $563,817.22     $164,772.08      $1,067,351.77
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       56.5%             32.8%             3.4%            1.0%               6.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   8-31-01        $16,398,034.09     $8,989,454.79     $3,860,527.94    $2,123,733.80     $236,861.11      $1,187,456.45
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       54.8%             23.5%            13.0%            1.4%               7.2%
-------------------------------------------------------------------------------------------------------------------------------

Month:   9-30-01        $15,602,409.25     $6,730,354.24     $4,379,114.96    $2,169,157.33     $938,402.28      $1,385,380.44
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       43.1%             28.1%            13.9%            6.0%               8.9%
-------------------------------------------------------------------------------------------------------------------------------

Month:   10-31-01       $8,391,577.03        $698,518.13     $2,240,631.85    $2,742,193.88     $827,897.53      $1,882,335.64
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                        8.3%             26.7%            32.7%            9.9%              22.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   11-30-01       $5,192,256.97                                                                            $5,192,256.97
-------------------------------------------------------------------------------------------------------------------------------

Month:   12-31-01       $2,174,699.02                                                                            $2,174,699.02
-------------------------------------------------------------------------------------------------------------------------------

Month:    1-31-02       $1,323,368.77                                                                            $1,323,368.77
-------------------------------------------------------------------------------------------------------------------------------

Month:    2-28-02       $1,318,526.92                                                                            $1,318,526.92
-------------------------------------------------------------------------------------------------------------------------------

Month:    3-31-02       $1,284,136.23                                                                            $1,284,136.23
-------------------------------------------------------------------------------------------------------------------------------

Month:    4-30-02       $1,236,915.66                                                                            $1,236,915.66
-------------------------------------------------------------------------------------------------------------------------------

Month:    5-31-02       $1,232,915.66                                                                            $1,232,915.66
-------------------------------------------------------------------------------------------------------------------------------

Month:    6-30-02       $1,232,915.66                                                                            $1,232,915.66
-------------------------------------------------------------------------------------------------------------------------------

Month:    7-31-02       $1,230,059.65                                                                            $1,230,059.65
-------------------------------------------------------------------------------------------------------------------------------

Month:    8-31-02       $1,122,744.71                                                                            $1,122,744.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    9-30-02       $1,120,744.71                                                                            $1,120,744.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   10-31-02       $1,094,744.71                                                                            $1,094,744.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   11-30-02       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   12-31-02       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    1-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    2-28-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    3-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    4-30-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    5-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    6-30-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    7-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    8-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    9-30-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   10-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   11-30-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   12-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   1-31-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   2-29-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   3-31-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   4-30-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   5-31-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   6-30-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   7-31-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   8-31-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   9-30-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:  10-31-04        $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------


CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE B
CASE NUMBER: 01-48321-399

                                 July 31        Aug 31        Sep 30        Oct 31        Nov 30        Dec 31        Jan 31
FIXED ASSETS*                     2001           2001          2001          2001          2001          2001          2002
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------

Real estate                   $ 2,215,000    $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000

Buildings                       6,485,000      6,485,000     6,485,000     6,485,000     6,485,000     6,485,000     6,485,000

Machinery and equipment        26,340,334     26,844,452    25,685,529    25,685,529    25,085,529    24,773,714    24,773,714
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------
                              $35,040,334    $35,544,452   $34,385,529   $34,385,529   $33,785,529   $33,473,714   $33,473,714
                              ===========    ===========   ===========   ===========   ===========   ===========   ===========

                                 Feb 28         Mar 31        Apr 30        May 31        June 30       July 31       Aug 31
FIXED ASSETS*                     2002           2002          2002          2002          2002          2002          2002
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------

Real estate                   $ 2,215,000    $ 2,000,000   $ 2,000,000   $ 2,000,000   $ 2,000,000   $ 2,000,000   $ 2,000,000

Buildings                       6,485,000      3,500,000     3,500,000     3,500,000     3,500,000     3,500,000     3,500,000

Machinery and equipment        24,754,714     24,707,267    24,707,267    24,707,267    24,707,267    24,707,267    24,660,255
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------
                              $33,454,714    $30,207,267   $30,207,267   $30,207,267   $30,207,267   $30,207,267   $30,160,255
                              ===========    ===========   ===========   ===========   ===========   ===========   ===========

                                Sept 30         Oct 31        Nov 30        Dec 31       Jan 31       Feb 28       Mar 31
FIXED ASSETS*                     2002           2002          2002          2002         2003         2003         2003
                              -----------    -----------   -----------   -----------  -----------  -----------  -----------

Real estate                   $ 2,000,000    $ 2,000,000   $ 2,000,000   $ 2,000,000  $ 2,000,000  $ 2,000,000  $ 2,000,000

Buildings                       3,500,000      3,500,000     3,500,000     3,500,000    3,500,000    3,500,000    3,500,000

Machinery and equipment        24,660,255     24,660,255    24,660,255    24,660,255   24,660,255   24,660,255   24,660,255
                              -----------    -----------   -----------   -----------  -----------  -----------  -----------
                              $30,160,255    $30,160,255   $30,160,255   $30,160,255  $30,160,255  $30,160,255  $30,160,255
                              ===========    ===========   ===========   ===========  ===========  ===========  ===========

                                 Apr 30         May 31         June 30     July 31     August 31    September 30  October 31
FIXED ASSETS*                     2003           2003           2003          2003         2003         2003          2003
                              -----------    -----------    -----------   -----------  -----------  -----------   -----------

Real estate                   $ 2,000,000              -              -             -            -            -             -

Buildings                       3,500,000              -              -             -            -            -             -

Machinery and equipment        24,660,255              -              -             -            -            -             -
                              -----------    -----------    -----------   -----------  -----------  -----------   -----------
                              $30,160,255    $         -    $         -   $         -  $         -  $         -   $         -
                              ===========    ===========    ===========   ===========  ===========  ===========   ===========

                             November 30       December 31     January 31    February 29     March 31      April 30       May 31
FIXED ASSETS*                    2003              2003           2004           2004           2004          2004          2004
                             -----------       -----------    -----------    -----------    -----------   -----------   -----------

Real estate                            -                 -              -              -              -             -             -

Buildings                              -                 -              -              -              -             -             -

Machinery and equipment                -                 -              -              -              -             -             -
                             -----------       -----------    -----------    -----------    -----------   -----------   -----------
                             $         -       $         -    $         -    $         -    $         -   $         -   $         -
                             ===========       ===========    ===========    ===========    ===========   ===========   ===========

* Fixed assets are stated at values recorded in December 2000 in connection with Company's adoption of "fresh start" accounting.

                               June 30         July 31       August 31    September 30      October 31
FIXED ASSETS*                    2004            2004           2004           2004             2004
                             -----------     -----------    -----------    -----------      -----------

Real estate                            -               -              -              -                -

Buildings                              -               -              -              -                -

Machinery and equipment                -               -              -              -                -
                             -----------     -----------    -----------    -----------      -----------
                             $         -     $         -    $         -    $         -      $         -
                             ===========     ===========    ===========    ===========      ===========

* Fixed assets are stated at values recorded in December 2000 in connection with Company's adoption of "fresh start" accounting.

CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE C
CASE NUMBER: 01-48321-399

                                    As of
                                  July 27       Aug 31          Sep 30          Oct 31          Nov 30        Dec 31       Jan 31
                                    2001         2001            2001            2001            2001          2001         2002
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TRADE ACCOUNTS PAYABLE             $  -              $ -             $ -             $ -             $ -           $ -          $ -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TAXES PAYABLE
Federal Payroll Taxes                 -                -               -               -               -             -            -
State Payroll Taxes                   -                -               -               -               -             -            -
State Sales Taxes                     -                -               -               -               -             -            -
Local Payroll Taxes                   -                -               -               -               -             -            -
Real Estate and Personal
   Property Taxes                     -           28,414          56,828          85,242         113,656       142,070      142,070
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL TAXES PAYABLE                   -           28,414          56,828          85,242         113,656       142,070      142,070
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
OTHER LIABILITIES
Post Petition Secured Debt*           -        3,653,176       5,525,173       5,736,455       2,804,736             -            -
Accrued Interest Payable              -          283,471         173,027         117,361          87,414             -            -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL OTHER LIABILITIES               -        3,936,647       5,698,200       5,853,816       2,892,150             -            -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL POST PETITION DEBT           $  -      $ 3,965,061     $ 5,755,028     $ 5,939,058     $ 3,005,806     $ 142,070    $ 142,070
                                   ====      ===========     ===========     ===========     ===========     =========    =========

                                Feb 28     Mar 31     Apr 30     May 31    June 30    July 31     Aug 31     Sept 30     Oct 31
                                 2002       2002       2002       2002       2002       2002       2002       2002        2002
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TRADE ACCOUNTS PAYABLE         $       -  $       -  $       -  $       -  $       -  $       -  $       -  $       -   $       -
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
OTHER CURRENT LIABILITIES                                                                10,443    116,066          -           -
                                                                                      ---------  ---------  ---------   ---------
TAXES PAYABLE
Federal Payroll Taxes                  -          -          -          -          -          -          -          -           -
State Payroll Taxes                    -          -          -          -          -          -          -          -           -
State Sales Taxes                      -          -          -          -          -          -          -          -           -
Local Payroll Taxes                    -          -          -          -          -          -          -          -           -
Real Estate and Personal
   Property Taxes                142,070    142,070    142,070    142,070    142,070    142,070    142,070    142,070     142,070
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TOTAL TAXES PAYABLE              142,070    142,070    142,070    142,070    142,070    142,070    142,070    142,070     142,070
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
OTHER LIABILITIES
Post Petition Secured Debt*            -          -          -          -          -          -          -          -           -
Accrued Interest Payable               -          -          -          -          -          -          -          -           -
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TOTAL OTHER LIABILITIES                -          -          -          -          -          -          -          -           -
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TOTAL POST PETITION DEBT       $ 142,070  $ 142,070  $ 142,070  $ 142,070  $ 142,070  $ 142,070  $ 258,136  $ 142,070   $ 142,070
                               =========  =========  =========  =========  =========  =========  =========  =========   =========

* Net advances against DIP Facility subsequent to July 27, 2001.

                               Nov 30    Dec 31    Jan 31    Feb 28    Mar 31    Apr 30    May 31  June 30  July 31  August 31
                                2002      2002      2003      2003      2003      2003      2003     2003     2003      2003
                              --------  --------  --------  --------  --------  --------  -------  -------  -------   -------
TRADE ACCOUNTS PAYABLE        $      -  $      -  $      -  $      -  $      -  $      -  $     -  $     -  $     -   $     -
                              --------  --------  --------  --------  --------  --------  -------  -------  -------   -------
OTHER CURRENT LIABILITIES            -         -         -         -         -         -        -        -        -         -
                              --------  --------  --------  --------  --------  --------  -------  -------  -------   -------
TAXES PAYABLE
Federal Payroll Taxes                -         -         -         -         -         -        -        -        -         -
State Payroll Taxes                  -         -         -         -         -         -        -        -        -         -
State Sales Taxes                    -         -         -         -         -         -        -        -        -         -
Local Payroll Taxes                  -         -         -         -         -         -        -        -        -         -
Real Estate and Personal
   Property Taxes              142,070   142,070   142,070   142,070   142,070   142,070        -        -        -         -
                              --------  --------  --------  --------  --------  --------  -------  -------  -------   -------
TOTAL TAXES PAYABLE            142,070   142,070   142,070   142,070   142,070   142,070        -        -        -         -
                              --------  --------  --------  --------  --------  --------  -------  -------  -------   -------
OTHER LIABILITIES
Post Petition Secured Debt*          -         -         -         -         -         -        -        -        -         -
Accrued Interest Payable             -         -         -         -         -         -        -        -        -         -
                              --------  --------  --------  --------  --------  --------  -------  -------  -------   -------
TOTAL OTHER LIABILITIES              -         -         -         -         -         -        -        -        -         -
                              --------  --------  --------  --------  --------  --------  -------  -------  -------   -------
TOTAL POST PETITION DEBT      $142,070  $142,070  $142,070  $142,070  $142,070  $142,070  $     -  $     -  $     -   $     -
                              ========  ========  ========  ========  ========  ========  =======  =======  =======   =======

* Net advances against DIP Facility subsequent to July 27, 2001.

                              September 30   October 31    November 30    December 31    January 31  February 29     March 31
                                   2003           2003          2003           2003           2004        2004          2004
                                 -------        -------       -------        -------        -------     -------       -------
TRADE ACCOUNTS PAYABLE           $     -        $     -       $     -        $     -        $     -     $     -       $     -
                                 -------        -------       -------        -------        -------     -------       -------
OTHER CURRENT LIABILITIES              -              -             -              -              -           -             -
                                 -------        -------       -------        -------        -------     -------       -------
TAXES PAYABLE
Federal Payroll Taxes                  -              -             -              -              -           -             -
State Payroll Taxes                    -              -             -              -              -           -             -
State Sales Taxes                      -              -             -              -              -           -             -
Local Payroll Taxes                    -              -             -              -              -           -             -
Real Estate and Personal
   Property Taxes                      -              -             -              -              -           -             -
                                 -------        -------       -------        -------        -------     -------       -------
TOTAL TAXES PAYABLE                    -              -             -              -              -           -             -
                                 -------        -------       -------        -------        -------     -------       -------
OTHER LIABILITIES
Post Petition Secured Debt*            -              -             -              -              -           -             -
Accrued Interest Payable               -              -             -              -              -           -             -
                                 -------        -------       -------        -------        -------     -------       -------
TOTAL OTHER LIABILITIES                -              -             -              -              -           -             -
                                 -------        -------       -------        -------        -------     -------       -------
TOTAL POST PETITION DEBT         $     -        $     -       $     -        $     -        $     -     $     -       $     -
                                 =======        =======       =======        =======        =======     =======       =======

* Net advances against DIP Facility subsequent to July 27, 2001.

                                 April 30       May 31       June 30     July 31   August 31  September 30   October 31
                                   2004           2004         2004        2004        2004        2004           2004
                                 -------        -------      -------     -------     -------     -------        -------
TRADE ACCOUNTS PAYABLE           $     -        $     -      $     -     $     -     $     -     $     -        $     -
                                 -------        -------      -------     -------     -------     -------        -------
OTHER CURRENT LIABILITIES              -              -            -           -           -           -              -
                                 -------        -------      -------     -------     -------     -------        -------
TAXES PAYABLE
Federal Payroll Taxes                  -              -            -           -           -           -              -
State Payroll Taxes                    -              -            -           -           -           -              -
State Sales Taxes                      -              -            -           -           -           -              -
Local Payroll Taxes                    -              -            -           -           -           -              -
Real Estate and Personal
   Property Taxes                      -              -            -           -           -           -              -
                                 -------        -------      -------     -------     -------     -------        -------
TOTAL TAXES PAYABLE                    -              -            -           -           -           -              -
                                 -------        -------      -------     -------     -------     -------        -------
OTHER LIABILITIES
Post Petition Secured Debt*            -              -            -           -           -           -              -
Accrued Interest Payable               -              -            -           -           -           -              -
                                 -------        -------      -------     -------     -------     -------        -------
TOTAL OTHER LIABILITIES                -              -            -           -           -           -              -
                                 -------        -------      -------     -------     -------     -------        -------
TOTAL POST PETITION DEBT         $     -        $     -      $     -     $     -     $     -     $     -        $     -
                                 =======        =======      =======     =======     =======     =======        =======

* Net advances against DIP Facility subsequent to July 27, 2001.

CASE NAME -      LACLEDE STEEL CO.                                    SCHEDULE D
CASE NUMBER -    01-48321-399

1.  INSURANCE COVERAGE


                                                                                     Amount of         Policy           Premium
            Type of Insurance                             Carrier Name               Coverage        Expiration       paid through
-----------------------------------   -------------------------------------------  --------------   --------------    ------------

Workmen's Compensation - Missouri     Traveller's                                     Statutory           *                *

General Liability                     Royal Surplus Lines Ins. Co. (c/o Westrope)     $1,000,000          *                *

Property                              Lexington                                       $5,000,000          *                *

* Coverage no longer required as sale of Alton Plant completed.

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

2.  STATEMENT OF PAYMENT TO SECURED CREDITORS

                                      2001                                             2002
                            ---------------------------   ----------------------------------------------------------------------
    Payee     Description     Oct        Nov       Dec      Jan     Feb     Mar     Apr     May    June    July    August   Sept
------------  -----------   --------  -------  --------   ------- ------- ------- ------- ------- ------- ------- --------------
G.E. Capital  Interest      $173,027  $117,361  $139,369  $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    - $    -
G.E. Capital  Bank Fees     $198,178  $ 40,951  $(44,017) $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    - $    -
                            --------   -------  --------  ------- ------- ------- ------- ------- ------- ------- --------------

               Total paid   $371,205  $158,312  $ 95,352  $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    - $    -
                            ========  ========  ========  ======= ======= ======= ======= ======= ======= ======= ==============

                                         2002                                        2003
                              -------------------------  ----------------------------------------------------------------------
    Payee     Description       Oct      Nov      Dec      Jan      Feb      Mar      Apr      May     June     July    August
------------  -----------     ------- -------- --------  -------  -------  -------  -------  -------  -------  -------  -------
G.E. Capital  Interest        $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -
G.E. Capital  Bank Fees       $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -
                              -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

               Total paid     $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -   $    -
                              =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======


                                                  2003                                                  2004
                             ---------------------------------------------  -------------------------------------------------------
    Payee     Description    September   October    November    December  January  February   March     April      May        June
------------  -----------    --------   --------    --------    --------  -------- --------  --------  --------  --------  --------
G.E. Capital  Interest        $    -     $    -      $    -      $    -    $    -   $    -    $    -    $    -    $    -    $    -
G.E. Capital  Bank Fees       $    -     $    -      $    -      $    -    $    -   $    -    $    -    $    -    $    -    $    -
                              -------    -------     -------     -------   -------  -------   -------   -------   -------   -------

               Total paid     $    -     $    -      $    -      $    -    $    -   $    -    $    -    $    -    $    -    $    -
                              =======    =======     =======     =======   =======  =======   =======   =======   =======   =======


                                                2004
                            -----------------------------------------
    Payee     Description      July    August   September    October
------------  -----------   --------  --------  ---------   ---------
G.E. Capital  Interest       $    -    $    -    $    -      $    -
G.E. Capital  Bank Fees      $    -    $    -    $    -      $    -
                             -------   -------   --------    --------

               Total paid    $    -    $    -    $    -      $    -
                             =======   =======   ========    ========


CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

3.  TAX PAYMENTS MADE IN OCTOBER 2004

           Type of Tax                     Amount        Check #      Paid
---------------------------------------  -------------   ----------   -------

F.I.C.A. - employer's portion            Taxes paid by Ceridian Payroll Services

Federal Unemployment Compensation        Taxes paid by Ceridian Payroll Services

Illinois Unemployment Compensation       Taxes paid by Ceridian Payroll Services

City Earnings                            Taxes paid by Ceridian Payroll Services

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

4.  PAYMENTS TO OFFICERS
                                              Pay
               Name                           Date             Amount
------------------------------------       -----------      -----------
Michael H. Lane                             10/31/04        $ 4,000.00

James B. Claes                              10/31/04        $   375.00



5.  PAYMENTS TO DIRECTORS
                                     DATE                  SERVICES
------------------------          -----------          ----------------
David A.Higbee                     10/15/04                 $   600.00


6. PAYMENTS MADE THIS MONTH TO PROFESSIONALS

           Name                          DATE               SERVICES
-----------------------------          ---------          -------------
Bryan Cave                              10/21/04            $ 3,320.95

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399


7.  RECORD OF DISBURSEMENT AND PAYMENT OF QUARTERLY FEES

                         Total           Total Disb.         Quarterly
 Period Ending       Disbursements       For Quarter            Fee             Date Paid         Amount Paid
-----------------   ----------------   ----------------   ----------------   ----------------   ----------------

Jul 01                $6,638,863.36

Aug 01                $4,926,049.86

Sep 01                $1,694,935.53     $13,259,848.75         $10,000.00             Nov-01         $10,000.00

Oct 01                $1,021,286.63

Nov 01                  $613,363.00

Dec 01                  $914,302.00      $2,548,951.63          $7,500.00             Jan-02          $7,500.00

Jan 02                $1,012,745.00

Feb 02                  $299,215.36

Mar 02                  $382,431.32      $1,694,391.68          $5,000.00             Apr-02          $5,000.00

Apr 02                  $174,278.00

May 02                  $213,991.74

June 02                 $148,032.70      $  536,302.44          $3,750.00             Jul-02          $3,750.00

July 02                 $312,277.00

August 02               $137,694.13

September 02            $243,874.43      $  693,845.56          $3,750.00             Oct-02          $3,750.00

October 02              $258,041.44

November 02             $ 90,110.99

December 02             $305,421.67      $  653,574.10          $3,750.00             Jan-03          $3,750.00

January 03              $177,223.17

February 03             $178,614.34

March 03                $633,953.80      $  989,791.31          $3,750.00             Apr-03          $3,750.00

April 03                $123,157.00

May 03                  $513,034.00

June 03                 $129,598.55      $  765,789.55          $3,750.00             Jul-03          $3,750.00

July 03                 $ 36,058.83

August 03               $ 24,758.11

September 03            $ 21,652.72     $    82,469.66            $750.00             Oct-03          $1,250.00

October 03              $ 38,985.27

November 03             $160,711.18

December 03             $ 13,175.92     $   212,872.37          $1,250.00             Jan-04          $1,250.00

January 04              $ 11,193.44

February 04             $ 46,270.50

March 04                $ 19,898.59     $    77,362.53          $  750.00             May-04            $750.00

April 04                $ 18,317.32

May 04                  $ 32,077.56

June 04                 $ 16,194.35     $    66,589.23          $  500.00             Aug-04            $500.00

July 04                 $ 23,837.91

August 04               $ 19,623.20

September 04            $ 19,501.26     $    62,962.37          $  500.00             Oct-04            $500.00

October 04              $ 14,407.70

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